UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04015

Eaton Vance Mutual Funds Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

July 31

Date of Fiscal Year End

July 31, 2019

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Global Bond Fund

Annual Report

July 31, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund is considered to be a commodity pool operator under CFTC regulations. The Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund’s investment strategies.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report July 31, 2019

Eaton Vance

Global Bond Fund

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	21

Federal Tax Information	22

Management and Organization	23

Important Notices	26

Eaton Vance

Global Bond Fund

July 31, 2019

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The period that began with the Fund’s inception on December 31, 2018 and ended on July 31, 2019 was marked by falling interest rates and a resulting bond price rally that extended virtually around the globe. Particularly in the U.S., this marked a dramatic reversal of the rising-rate environment that had been in place for more than two years.

The period’s bond rally was driven largely by a combination of weakening economic forecasts, particularly by central banks, and geopolitical instability. These factors led to a “flight to quality” as many investors moved money to the relatively safe haven of sovereign bonds and other fixed income categories. During the period, the synchronized global growth of recent years appeared to be giving way to synchronized global concern.

In the U.S., increasingly dovish statements from the U.S. Federal Reserve Board (the Fed) led investors to expect a rate cut — which the Fed delivered on July 31, 2019, the final day of the period, announcing its first rate cut in 11 years. In the U.K., continuing turmoil over Brexit negotiations led the Bank of England to reduce growth projections. Failure to secure an exit deal led Primer Minister Theresa May to resign in May. The following month, new PM Boris Johnson promised a “no-deal” exit of the European Union if an agreement could not be reached by October 31 — a move that was widely expected to further damage the U.K.’s economy.

The European Central Bank, meanwhile, lowered growth projections for its region as well. Germany, normally the E.U.’s strongest economy and one of the world’s largest exporters, reported slowing growth due in part to increasing global trade tensions. Elsewhere in the E.U., Italy fell into a technical recession. In Japan, the central bank revised its growth forecast downward during the period as well.

On the geopolitical front, the on-again, off-again U.S.-China trade spat created uncertainty for corporations across a broad swath of industries and dragged on growth expectations for much of the period. The global nature of supply chains for a multitude of products made this a worldwide concern, not just a U.S. issue.

For the seven-month period as a whole, the world’s problems proved beneficial for bond investors, as the FTSE World Government Bond Index (the Index)2 returned 5.12%.

Fund Performance

For the period from the Fund’s inception on December 31, 2018 through the end of its fiscal year on July 31, 2019, Eaton Vance Global Bond Fund (the Fund) Class I shares at net asset value (NAV) returned 3.86%, underperforming the 5.12% return of the Fund’s primary benchmark, the Index, for the same period.

Under normal market conditions, the Fund invests at least 80% of its net assets in bonds. The Fund normally invests at least 40% of its assets in foreign (non-U.S.) investments and at least 65% of its net assets in instruments rated investment grade (being those rated BBB or above by either S&P Global Ratings or Fitch Ratings, or Baa or higher by Moody’s Investors Service, Inc.).5 The Fund also may invest in instruments rated below investment grade (rated below BBB or Baa) or in unrated instruments considered by management to be of comparable quality.

In seeking to achieve the Fund’s objective of total return, management may adjust investments in an effort to take advantage of differences in countries, currencies, interest rates and credits, based on its global macroeconomic and political analysis. Management seeks to identify countries and currencies it believes have potential to outperform investments in other countries and currencies, and to anticipate changes in global economies, markets, political conditions and other factors for this purpose.

On a regional basis, Fund holdings in bonds issued in Western Europe, Asia, and the Dollar Bloc countries detracted from Fund performance versus the Index. In Western Europe, a significant underweight, relative to the Index, in euro-denominated securities was the largest relative detractor in the Fund’s Western European holdings. A German economic slowdown, fear of a broader global slowdown, and concern about the U.S.-China trade war drove up the prices of high-quality sovereign euro bonds. An underweight in British pound-denominated securities hurt performance versus the Index as well, as Brexit uncertainty continued to put downward pressure on government bond yields. The Fund’s overweight in Norwegian and Swedish bonds also detracted from relative performance.

In Asia, the Fund’s most significant detractor from results was underweight exposure to Japanese interest rates — which fell during the period as nervous investors sought the perceived safety of sovereign debt. A large underweight in U.S. bonds, which in general appreciated during the period, and overweight currency exposure in Australia detracted from results versus the Index as well.

In contrast, exposures in Eastern Europe, Africa and Latin America contributed to Fund performance versus the Index. In Eastern Europe, an overweight in Polish bonds and holdings in Ukrainian debt, which was not represented in the Index, helped relative results. Fund holdings in Egyptian and Nigerian debt, which is not held in the Index, aided relative results in Africa. In Latin America, holding out-of-Index positions in Peruvian and Dominican bonds contributed to performance versus the Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Global Bond Fund

July 31, 2019

Performance2,3

Portfolio Managers Michael A. Cirami, CFA, Kyle Lee, CFA and Eric A. Stein, CFA

% Cumulative Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class I at NAV	12/31/2018	12/31/2018	—	—	3.86%
FTSE World Government Bond Index	—	—	5.42%	0.94%	5.12%
Blended Index	—	—	6.01	1.22	5.72

% Total Annual Operating Expense Ratios[4]					Class I
Gross					0.86%
Net					0.65

Growth of $250,000

This graph shows the change in value of a hypothetical investment of $250,000 in Class I of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Global Bond Fund

July 31, 2019

Fund Profile

Country Allocation (% of net assets)

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Global Bond Fund

July 31, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

FTSE World Government Bond Index is an unmanaged index of fixed-rate, local-currency, investment grade sovereign bonds. J.P. Morgan Emerging Markets Bond (JEMB) Hard Currency/Local Currency 50-50 Index is a blended index comprised of 25% J.P. Morgan Emerging Market Bond Index (EMBI) Global Diversified, 25% J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified and 50% J.P. Morgan Government Bond Index: Emerging Markets (JPM GBI-EM) Global Diversified. J.P. Morgan Emerging Market Bond Index (EMBI) Global Diversified is a market- cap weighted index that measures USD-denominated Brady Bonds, Eurobonds, and traded loans issued by sovereign entities. J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified is an unmanaged index of USD-denominated emerging market corporate bonds. J.P. Morgan Government Bond Index: Emerging Markets (JPM GBI-EM) Global Diversified is an unmanaged index of local-currency bonds with maturities of more than one year issued by emerging markets governments. The Blended Index consists of 85% FTSE World Government Bond Index and 15% J.P. Morgan Emerging Markets Bond (JEMB) Hard Currency/Local Currency 50-50 Index. Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2019, J.P. Morgan Chase & Co. All rights reserved. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Class I shares are offered at net asset value (NAV). Cumulative Total Returns are historical and are calculated by determining the percentage change in NAV with all distributions reinvested. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]

Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 11/30/20. Without the reimbursement, performance would have been lower. The expense ratio for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

Fund profile subject to change due to active management.

Important Notice to Shareholders

Effective May 17, 2019, the Fund was managed by Michael A. Cirami, Kyle Lee and Eric A. Stein.

In August 2019, the Fund’s Trustees approved the liquidation of the Fund. On September 8, 2019, shares of the Fund were no longer available for purchase or exchange. All of the Fund’s outstanding shares were redeemed and the Fund was liquidated on September 9, 2019.

5

Eaton Vance

Global Bond Fund

July 31, 2019

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2019 – July 31, 2019).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (2/1/19)	Ending Account Value (7/31/19)	Expenses Paid During Period* (2/1/19 – 7/31/19)		Annualized Expense Ratio

Actual
Class I	$1,000.00	$1,026.20	$3.27	**	0.65%

Hypothetical
(5% return per year before expenses)
Class I	$1,000.00	$1,021.60	$3.26	**	0.65%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on January 31, 2019.

**	Absent an allocation of certain expenses to affiliates, expenses would be higher.

6

Eaton Vance

Global Bond Fund

July 31, 2019

Portfolio of Investments

Foreign Corporate Bonds — 4.6%
Security	Principal Amount (000’s omitted)		Value

Iceland — 4.6%

Islandsbanki HF, 5.75%, 9/21/21	ISK	20,000	$168,008

Landsbankinn HF, 5.50%, 11/30/21	ISK	20,000	167,319

Total Iceland			$335,327

Total Foreign Corporate Bonds (identified cost $330,971)			$335,327

Foreign Government Bonds — 46.7%
Security	Principal Amount (000’s omitted)		Value

Australia — 2.8%

Australia Government Bond, 1.75%, 11/21/20(1)	AUD	295	$203,976

Total Australia			$203,976

Dominican Republic — 3.8%

Dominican Republic, 8.90%, 2/15/23(1)	DOP	13,850	$272,684

Total Dominican Republic			$272,684

Indonesia — 1.6%

Indonesia Government Bond, 1.45%, 9/18/26	EUR	100	$116,063

Total Indonesia			$116,063

Norway — 8.9%

Norway Government Bond, 1.75%, 2/17/27(1)(2)	NOK	2,790	$325,127

Norway Government Bond, 3.75%, 5/25/21(1)(2)	NOK	2,735	322,510

Total Norway			$647,637

Peru — 4.1%

Peru Government Bond, 6.35%, 8/12/28	PEN	850	$295,179

Total Peru			$295,179

Poland — 13.8%

Republic of Poland, 2.75%, 4/25/28	PLN	3,700	$1,003,299

Total Poland			$1,003,299

Romania — 1.1%

Romania Government Bond, 4.625%, 4/3/49(1)	EUR	60	$82,784

Total Romania			$82,784

Security	Principal Amount (000’s omitted)		Value

Singapore — 4.5%

Singapore Government Bond, 2.25%, 6/1/21	SGD	190	$139,696

Singapore Government Bond, 2.25%, 8/1/36	SGD	250	183,848

Total Singapore			$323,544

Thailand — 2.0%

Thailand Government Bond, 3.30%, 6/17/38	THB	3,700	$144,316

Total Thailand			$144,316

Ukraine — 4.1%

Ukraine Government Bond, 15.84%, 2/26/25	UAH	7,609	$299,976

Total Ukraine			$299,976

Total Foreign Government Bonds (identified cost $3,323,919)			$3,389,458

U.S. Treasury Obligations — 31.2%
Security	Principal Amount (000’s omitted)		Value

U.S. Treasury Bond, 2.875%, 5/15/49		$225	$241,053

U.S. Treasury Bond, 3.375%, 11/15/48		130	152,874

U.S. Treasury Note, 2.00%, 4/30/24		250	251,821

U.S. Treasury Note, 2.50%, 12/31/20		538	542,025

U.S. Treasury Note, 2.625%, 12/31/25		1,035	1,080,120

Total U.S. Treasury Obligations (identified cost $2,188,607)			$2,267,893

Short-Term Investments — 17.5%

Foreign Government Securities — 9.4%
Security	Principal Amount (000’s omitted)		Value

Egypt — 4.4%

Egypt Treasury Bill, 0.00%, 10/22/19	EGP	2,850	$167,000

Egypt Treasury Bill, 0.00%, 11/12/19	EGP	2,600	150,832

Total Egypt			$317,832

Nigeria — 4.1%

Nigeria Treasury Bill, 0.00%, 5/14/20	NGN	57,790	$146,116

Nigeria Treasury Bill, 0.00%, 5/28/20	NGN	60,000	150,900

Total Nigeria			$297,016

7	See Notes to Financial Statements.

Eaton Vance

Global Bond Fund

July 31, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)		Value

Turkey — 0.9%

Republic of Turkey, 5.125%, 5/18/20	EUR	60	$68,489

Total Turkey			$68,489

Total Foreign Government Securities (identified cost $672,947)			$683,337

Other — 8.1%
Description		Units	Value

Eaton Vance Cash Reserves Fund, LLC, 2.31%(3)		587,762	$587,762

Total Other (identified cost $587,762)			$587,762

Total Short-Term Investments (identified cost $1,260,709)			$1,271,099

Total Investments — 100.0% (identified cost $7,104,206)			$7,263,777

Other Assets, Less Liabilities — 0.0%(4)			$3,215

Net Assets — 100.0%			$7,266,992

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At July 31, 2019, the aggregate value of these securities is $1,207,081 or 16.6% of the Fund’s net assets.

(2)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions (normally to qualified institutional buyers). At July 31, 2019, the aggregate value of these securities is $647,637 or 8.9% of the Fund’s net assets.

(3)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of July 31, 2019.

(4)	Amount is less than 0.05%.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

AUD	200,000	USD	142,795	Standard Chartered Bank	8/2/19	$—	$(6,025)

NZD	148,000	USD	101,180	Standard Chartered Bank	8/2/19	—	(4,003)

USD	139,883	AUD	200,000	UBS AG	8/2/19	3,113	—

USD	98,091	NZD	148,000	UBS AG	8/2/19	914	—

PHP	1,900,000	USD	36,915	Standard Chartered Bank	8/7/19	418	—

CAD	286,000	USD	213,379	UBS AG	8/8/19	3,351	—

USD	112,037	SGD	153,000	Standard Chartered Bank	8/16/19	677	—

USD	208,820	SGD	288,000	Standard Chartered Bank	8/16/19	—	(800)

GBP	229,000	USD	292,030	UBS AG	9/13/19	—	(12,969)

USD	313,411	NOK	2,700,000	Standard Chartered Bank	9/13/19	8,196	—

SEK	1,316,000	EUR	124,021	UBS AG	9/26/19	—	(1,131)

JPY	149,860,000	USD	1,400,235	UBS AG	9/30/19	—	(16,540)

PLN	650,000	EUR	150,735	Standard Chartered Bank	10/4/19	249	—

USD	990,969	PLN	3,780,000	Standard Chartered Bank	10/4/19	14,180	—

EUR	312,924	USD	356,092	Standard Chartered Bank	10/11/19	—	(7,722)

EUR	100,036	USD	113,996	UBS AG	10/11/19	—	(2,629)

EUR	270,000	USD	308,303	UBS AG	10/11/19	—	(7,720)

8	See Notes to Financial Statements.

Eaton Vance

Global Bond Fund

July 31, 2019

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	864,000	USD	972,172	UBS AG	10/11/19	$—	$(10,305)

USD	187,890	EUR	164,000	UBS AG	10/11/19	5,313	—

USD	112,639	EUR	98,909	UBS AG	10/11/19	2,527	—

IDR	1,050,000,000	USD	74,702	Standard Chartered Bank	10/18/19	—	(1,031)

USD	74,074	IDR	1,050,000,000	Standard Chartered Bank	10/18/19	403	—

THB	1,030,000	USD	33,583	Standard Chartered Bank	12/6/19	6	—

USD	130,339	THB	4,080,250	Standard Chartered Bank	12/6/19	—	(2,722)

						$39,347	$(73,597)

Centrally Cleared Interest Rate Swaps

Notional Amount (000’s omitted)		Fund Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

CNY	2,700	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.92% (pays quarterly)	6/5/24	$1,714	$—	$1,714

EUR	115	Receives	6-month EURIBOR (pays semi-annually)	(0.15%) (pays annually)	6/14/24	(1,250)	—	(1,250)

EUR	400	Pays	6-month EURIBOR (pays semi-annually)	0.30% (pays annually)	6/6/29	13,603	—	13,603

EUR	50	Receives	6-month EURIBOR (pays semi-annually)	0.86% (pays annually)	6/13/49	(5,317)	—	(5,317)

Total						$8,750	$—	$8,750

Currency Abbreviations:

AUD	–	Australian Dollar

CAD	–	Canadian Dollar

CNY	–	Yuan Renminbi

DOP	–	Dominican Peso

EGP	–	Egyptian Pound

EUR	–	Euro

GBP	–	British Pound Sterling

IDR	–	Indonesian Rupiah

ISK	–	Icelandic Krona

JPY	–	Japanese Yen

NGN	–	Nigerian Naira

NOK	–	Norwegian Krone

NZD	–	New Zealand Dollar

PEN	–	Peruvian Sol

PHP	–	Philippine Peso

PLN	–	Polish Zloty

SEK	–	Swedish Krona

SGD	–	Singapore Dollar

THB	–	Thai Baht

UAH	–	Ukrainian Hryvnia

USD	–	United States Dollar

9	See Notes to Financial Statements.

Eaton Vance

Global Bond Fund

July 31, 2019

Statement of Assets and Liabilities

Assets	July 31, 2019

Unaffiliated investments, at value (identified cost, $6,516,444)	$6,676,015

Affiliated investment, at value (identified cost, $587,762)	587,762

Deposits for derivatives collateral — centrally cleared swap contracts	12,664

Foreign currency, at value (identified cost, $29,790)	29,534

Interest receivable	69,098

Dividends receivable from affiliated investment	881

Receivable for variation margin on open centrally cleared swap contracts	1,391

Receivable for open forward foreign currency exchange contracts	39,347

Tax reclaims receivable	8,065

Receivable from affiliates	3,342

Total assets	$7,428,099

Liabilities

Payable for open forward foreign currency exchange contracts	$73,597

Due to custodian	717

Payable to affiliate:

Investment adviser and administration fee	3,092

Accrued expenses	83,701

Total liabilities	$161,107

Net Assets	$7,266,992

Sources of Net Assets

Paid-in capital	$7,050,995

Distributable earnings	215,997

Total	$7,266,992

Class I Shares

Net Assets	$7,266,992

Shares Outstanding	705,196

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.30

10	See Notes to Financial Statements.

Eaton Vance

Global Bond Fund

July 31, 2019

Statement of Operations

Investment Income	Period Ended July 31, 2019(1)

Interest (net of foreign taxes, $3,304)	$133,694

Dividends from affiliated investment	10,473

Total investment income	$144,167

Expenses

Investment adviser and administration fee	$20,596

Trustees’ fees and expenses	875

Custodian fee	15,191

Transfer and dividend disbursing agent fees	210

Legal and accounting services	75,619

Printing and postage	6,862

Registration fees	35,819

Miscellaneous	2,508

Total expenses	$157,680

Deduct —

Allocation of expenses to affiliates	$130,692

Total expense reductions	$130,692

Net expenses	$26,988

Net investment income	$117,179

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions (net of foreign capital gains taxes of $3,021)	$87,312

Investment transactions — affiliated investment	144

Swap contracts	(488)

Foreign currency transactions	(14,145)

Forward foreign currency exchange contracts	(57,280)

Net realized gain	$15,543

Change in unrealized appreciation (depreciation) —

Investments	$159,571

Swap contracts	8,750

Foreign currency	(6)

Forward foreign currency exchange contracts	(34,250)

Net change in unrealized appreciation (depreciation)	$134,065

Net realized and unrealized gain	$149,608

Net increase in net assets from operations	$266,787

(1)	For the period from the start of business, December 31, 2018, to July 31, 2019.

11	See Notes to Financial Statements.

Eaton Vance

Global Bond Fund

July 31, 2019

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Period Ended July 31, 2019(1)

From operations —

Net investment income	$117,179

Net realized gain	15,543

Net change in unrealized appreciation (depreciation)	134,065

Net increase in net assets from operations	$266,787

Distributions to shareholders — Class I	$(52,387)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class I	$7,000,205

Net asset value of shares issued to shareholders in payment of distributions declared

Class I	52,387

Net increase in net assets from Fund share transactions	$7,052,592

Net increase in net assets	$7,266,992

Net Assets

At beginning of period	$—

At end of period	$7,266,992

(1)	For the period from the start of business, December 31, 2018, to July 31, 2019.

12	See Notes to Financial Statements.

Eaton Vance

Global Bond Fund

July 31, 2019

Financial Highlights

	Class I
	Period Ended July 31, 2019(1)

Net asset value — Beginning of period	$10.000

Income (Loss) From Operations

Net investment income(2)	$0.167

Net realized and unrealized gain	0.208

Total income from operations	$0.375

Less Distributions

From net investment income	$(0.075)

Total distributions	$(0.075)

Net asset value — End of period	$10.300

Total Return(3)(4)	3.86	%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$7,267

Ratios (as a percentage of average daily net assets):

Expenses(4)	0.65	%(6)

Net investment income	2.84	%(6)

Portfolio Turnover	90	%(5)

(1)	For the period from the start of business, December 31, 2018, to July 31, 2019.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)

The investment adviser and administrator and sub-adviser reimbursed certain operating expenses (equal to 3.17% of average daily net assets for the period ended July 31, 2019). Absent this reimbursement, total return would be lower.

(5)	Not annualized.

(6)	Annualized.

13	See Notes to Financial Statements.

Eaton Vance

Global Bond Fund

July 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Global Bond Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund commenced operations on December 31, 2018. The Fund’s investment objective is total return. The Fund offers Class I shares, which are sold at net asset value and are not subject to a sales charge.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign interest and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of July 31, 2019, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

14

Eaton Vance

Global Bond Fund

July 31, 2019

Notes to Financial Statements — continued

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

J  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Fund and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment.

Pursuant to interest rate swap agreements, the Fund either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Fund makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Shareholders may reinvest income and capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the period ended July 31, 2019 was as follows:

Period Ended July 31, 2019

Ordinary income	$52,387

15

Eaton Vance

Global Bond Fund

July 31, 2019

Notes to Financial Statements — continued

During the period ended July 31, 2019, distributable earnings was increased by $1,597 and paid-in capital was decreased by $1,597 due to differences between book and tax accounting for non-deductible expenses. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of July 31, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$13,583

Net unrealized appreciation	$202,414

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at July 31, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$7,069,843

Gross unrealized appreciation	$250,357

Gross unrealized depreciation	(47,937)

Net unrealized appreciation	$202,420

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for investment advisory and administrative services rendered to the Fund. The fee is computed at an annual rate of 0.50% of the Fund’s average daily net assets up to $1 billion and is payable monthly. On net assets of $1 billion and over, the annual fee is reduced. For the period ended July 31, 2019, the Fund’s investment adviser and administration fee amounted to $20,596 or 0.50% (annualized) of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement that was in effect through May 17, 2019, EVM paid Eaton Vance Management (International) Limited (EVMI), an indirect, wholly-owned subsidiary of Eaton Vance Corp., a portion of its investment adviser and administration fee for sub-advisory services provided to the Fund. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

EVM and EVMI have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 0.65% of the Fund’s average daily net assets for Class I. This agreement may be changed or terminated after November 30, 2020. Pursuant to this agreement, EVM and EVMI (through May 17, 2019) were allocated $130,692 in total of the Fund’s operating expenses for the period ended July 31, 2019.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the period ended July 31, 2019, EVM earned $51 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period ended July 31, 2019, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, aggregated $10,733,892 and $4,961,617, respectively, for the period ended July 31, 2019.

16

Eaton Vance

Global Bond Fund

July 31, 2019

Notes to Financial Statements — continued

5  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Class I	Period Ended July 31, 2019(1)

Sales	700,020

Issued to shareholders electing to receive payments of distributions in Fund shares	5,176

Net increase	705,196

(1)	For the period from the start of business, December 31, 2018, to July 31, 2019.

At July 31, 2019, EVM owned 99.9% of the outstanding shares of the Fund.

6  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at July 31, 2019 is included in the Portfolio of Investments. At July 31, 2019, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Fund is subject to the following risks:

Foreign Exchange Risk:  The Fund engages in forward foreign currency exchange contracts to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk:  The Fund utilizes interest rate swaps to enhance total return, to seek to hedge against fluctuations in interest rates, and/or to change the effective duration of its portfolio.

The Fund enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At July 31, 2019, the fair value of derivatives with credit-related contingent features in a net liability position was $73,597. At July 31, 2019, there were no assets pledged by the Fund for such liability.

The OTC derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments.

17

Eaton Vance

Global Bond Fund

July 31, 2019

Notes to Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at July 31, 2019 was as follows:

	Fair Value
Statement of Assets and Liabilities Caption	Foreign Exchange	Interest Rate	Total

Distributable earnings*	$—	$15,317	$15,317

Receivable for open forward foreign currency exchange contracts	39,347	—	39,347

Total Asset Derivatives	$39,347	$15,317	$54,664

Derivatives not subject to master netting or similar agreements	$—	$15,317	$15,317

Total Asset Derivatives subject to master netting or similar agreements	$39,347	$—	$39,347

Distributable earnings*	$—	$(6,567)	$(6,567)

Payable for open forward foreign currency exchange contracts	(73,597)	—	(73,597)

Total Liability Derivatives	$(73,597)	$(6,567)	$(80,164)

Derivatives not subject to master netting or similar agreements	$—	$(6,567)	$(6,567)

Total Liability Derivatives subject to master netting or similar agreements	$(73,597)	$—	$(73,597)

*

Only the current day’s variation margin on open centrally cleared swap contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open centrally cleared swap contracts, as applicable.

The Fund’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets and pledged by the Fund for such liabilities as of July 31, 2019.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Standard Chartered Bank	$24,129	$(22,303)	$—	$—	$1,826

UBS AG	15,218	(15,218)	—	—	—

	$39,347	$(37,521)	$—	$—	$1,826

18

Eaton Vance

Global Bond Fund

July 31, 2019

Notes to Financial Statements — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Standard Chartered Bank	$(22,303)	$22,303	$—	$—	$—

UBS AG	(51,294)	15,218	—	—	(36,076)

	$(73,597)	$37,521	$—	$—	$(36,076)

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the period ended July 31, 2019 was as follows:

Statement of Operations Caption	Foreign Exchange	Interest Rate	Total

Net realized gain (loss) —

Swap contracts	$—	$(488)	$(488)

Forward foreign currency exchange contracts	(57,280)	—	(57,280)

Total	$(57,280)	$(488)	$(57,768)

Change in unrealized appreciation (depreciation) —

Swap contracts	$—	$8,750	$8,750

Forward foreign currency exchange contracts	(34,250)	—	(34,250)

Total	$(34,250)	$8,750	$(25,500)

The average notional cost of derivative contracts outstanding during the period ended July 31, 2019, which are indicative of the volume of these derivative types, were approximately as follows:

Forward Foreign Currency Exchange Contracts*	Swap Contracts

$6,520,000	$257,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

7  Overdraft Advances

Pursuant to the custodian agreement, State Street Bank and Trust Company (SSBT) may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, the Federal Funds rate plus 2%). This obligation is payable on demand to SSBT. SSBT has a lien on the Fund’s assets to the extent of any overdraft. At July 31, 2019, the Fund had a payment due to SSBT pursuant to the foregoing arrangement of $717. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at July 31, 2019. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy (see Note 9) at July 31, 2019. The Fund’s average overdraft advances during the period ended July 31, 2019 were not significant.

19

Eaton Vance

Global Bond Fund

July 31, 2019

Notes to Financial Statements — continued

8  Risks Associated with Foreign Investments

The Fund’s investments in foreign instruments can be adversely affected by changes in currency exchange rates and political, economic and market developments abroad. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility.

The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Economic data as reported by foreign governments and other issuers may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a foreign government to renegotiate defaulted debt may be limited.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At July 31, 2019, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Foreign Corporate Bonds	$—	$335,327	$—	$335,327

Foreign Government Bonds	—	3,389,458	—	3,389,458

U.S. Treasury Obligations	—	2,267,893	—	2,267,893

Short-Term Investments —

Foreign Government Securities	—	683,337	—	683,337

Other	—	587,762	—	587,762

Total Investments	$—	$7,263,777	$—	$7,263,777

Forward Foreign Currency Exchange Contracts	$—	$39,347	$—	$39,347

Swap Contracts	—	15,317	—	15,317

Total	$—	$7,318,441	$—	$7,318,441

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(73,597)	$—	$(73,597)

Swap Contracts	—	(6,567)	—	(6,567)

Total	$—	$(80,164)	$—	$(80,164)

10  Subsequent Event

In August 2019, the Fund’s Trustees approved the liquidation of the Fund. On September 8, 2019, shares of the Fund were no longer available for purchase or exchange. All of the Fund’s outstanding shares were redeemed and the Fund was liquidated on September 9, 2019.

20

Eaton Vance

Global Bond Fund

July 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Global Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Global Bond Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of July 31, 2019, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from the start of business, December 31, 2018, to July 31, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, and the results of its operations, the changes in its net assets, and the financial highlights for the period from the start of business, December 31, 2018, to July 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

Emphasis of Matter

As discussed in Note 10 to the financial statements, in August 2019, the Fund’s Trustees approved the liquidation of the Fund. All of the Fund’s outstanding shares were redeemed and the Fund was liquidated on September 9, 2019.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 19, 2019

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

21

Eaton Vance

Global Bond Fund

July 31, 2019

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the foreign tax credit.

Foreign Tax Credit.  For the period ended July 31, 2019, the Fund paid foreign taxes of $6,325 and recognized foreign source income of $106,751.

22

Eaton Vance

Global Bond Fund

July 31, 2019

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 165 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serve until his or her successor is elected.

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 165 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Other Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years.(2) Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

23

Eaton Vance

Global Bond Fund

July 31, 2019

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years.(2) None.

Keith Quinton(3) 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith(3) 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015). Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust Position(s)	Officer Since(4)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”) since 2016.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

24

Eaton Vance

Global Bond Fund

July 31, 2019

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Officer Since(4)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman, Quinton, Smith and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Quinton and Smith began serving as Trustees effective October 1, 2018.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

25

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

26

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

31324    7.31.19

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated George J. Gorman and William H. Park, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm).

Item 4. Principal Accountant Fees and Services

Eaton Vance Global Bond Fund (the “Fund”) is a series of Eaton Vance Mutual Funds Trust (the “Trust”), a Massachusetts business trust, which, including the Fund, contains a total of 34 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Fund’s annual report.

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the initial fiscal period from the commencement of operations on December 31, 2018 to July 31, 2019 by the Fund’s principal accountant, Deloitte and Touche LLP (“D&T”), for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during the period.

Eaton Vance Global Bond Fund

Fiscal Period Ended *	7/31/19
Audit Fees	$37,050
Audit-Related Fees(1)	$0
Tax Fees(2)	$16,000
All Other Fees(3)	$0

Total	$53,050

*	Registrant commenced operations on December 31, 2018.
(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (January 31, February 28, July 31, September 30, October 31 or December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal periods of each Series.

Fiscal Periods Ended*	8/31/17	9/30/17	10/31/17	12/31/17	1/31/18	2/28/18	9/30/18	10/31/18	12/31/18	1/31/19	2/28/19	7/31/19
Audit Fees	$48,950	$99,675	$571,663	$105,320	$154,630	$25,850	$99,625	$621,075	$105,320	$191,680	$25,850	$37,050
Audit-Related Fees(1)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Tax Fees(2)	$12,420	$25,606	$351,829	$63,439	$52,884	$9,890	$28,606	$430,938	$65,089	$85,957	$11,190	$16,000
All Other Fees(3)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Total	$61,370	$125,281	$923,492	$168,759	$207,514	$35,740	$128,231	$1,052,013	$170,409	$277,637	$37,040	$53,050

*	Information is not presented for the fiscal periods ended 7/31/18 and 8/31/18 as no Series in the Trust with such fiscal period ends were in operation during such periods.
(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal periods of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal periods of each Series.

Fiscal Periods Ended*	8/31/17	9/30/17	10/31/17	12/31/17	1/31/18	2/28/18	9/30/18	10/31/18	12/31/18	1/31/19	2/28/19	7/31/19
Registrant(1)	$12,420	$25,606	$351,829	$63,439	$52,884	$9,890	$28,606	$430,938	$65,089	$85,957	$11,190	$16,000
Eaton Vance(2)	$148,018	$148,018	$148,018	$148,018	$148,018	$148,018	$126,485	$126,485	$126,485	$126,485	$126,485	$60,130

*	Information is not presented for the fiscal periods ended 7/31/18 and 8/31/18 as no Series in the Trust with such fiscal period ends were in operation during such periods.
(1)	Includes all of the Series of the Trust. During the fiscal periods reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.
(2)	Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Mutual Funds Trust

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	September 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	September 25, 2019

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	September 25, 2019